BUSINESS UPDATE FIRST QUARTER 2026 May 11, 2026 NASDAQ: ASTS

Forward Looking Statements This communication contains “forward-looking statements” that are not historical facts, and involve risks and uncertainties that could cause actual results of AST SpaceMobile to differ materially from those expected and projected. These forward-looking statements can be identified by the use of forward-looking terminology, including the words “believes,” “estimates,” “anticipates,” “expects,” “intends,” “plans,” “may,” “will,” “would,” “potential,” “projects,” “predicts,” “continue,” or “should,” or, in each case, their negative or other variations or comparable terminology. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside AST SpaceMobile’s control and are difficult to predict. Factors that could cause such differences include, but are not limited to: (i) expectations regarding AST SpaceMobile’s strategies and future financial performance, including AST’s future business plans or objectives, expected functionality of the SpaceMobile Service, anticipated timing of the launch of the Block 2 BlueBird satellites, anticipated demand and acceptance of mobile satellite services, prospective performance and commercial opportunities and competitors, the timing of obtaining regulatory approvals, ability to finance its research and development activities, commercial partnership acquisition and retention, products and services, pricing, marketing plans, operating expenses, market trends, revenues, liquidity, cash flows and uses of cash, capital expenditures, and AST SpaceMobile’s ability to invest in growth initiatives; (ii) the negotiation of definitive agreements with mobile network operators relating to the SpaceMobile Service that would supersede preliminary agreements and memoranda of understanding and the ability to enter into commercial agreements with other parties or government entities; (iii) the ability of AST SpaceMobile to grow and manage growth profitably and retain its key employees and AST SpaceMobile’s responses to actions of its competitors and its ability to effectively compete; (iv) changes in applicable laws or regulations; (v) the possibility that AST SpaceMobile may be adversely affected by other economic, business, and/or competitive factors; (vi) the outcome of any legal proceedings that may be instituted against AST SpaceMobile; and (vii) other risks and uncertainties indicated in the Company’s filings with the Securities and Exchange Commission (SEC), including those in the Risk Factors section of AST SpaceMobile’s Form 10-K filed with the SEC on March 2, 2026. AST SpaceMobile cautions that the foregoing list of factors is not exclusive. AST SpaceMobile cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. For information identifying important factors that could cause actual results to differ materially from those anticipated in the forward-looking statements, please refer to the Risk Factors in AST SpaceMobile’s Form 10-K filed with the SEC on March 2, 2026. AST SpaceMobile’s securities filings can be accessed on the EDGAR section of the SEC’s website at www.sec.gov. Except as expressly required by applicable securities law, AST SpaceMobile disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise. Use of Non-GAAP Financial Measures We refer to certain non-GAAP financial measures in this press release, including Adjusted operating expenses; Adjusted cost of revenues; Adjusted engineering services costs; Adjusted general and administrative costs; and Adjusted operating expenses, excluding Adjusted cost of revenues. We believe these non-GAAP financial measures are useful measures across time in evaluating our operating performance as we use these measures to manage the business, including in preparing our annual operating budget and financial projections. These non-GAAP financial measures have no standardized meaning prescribed by U.S. GAAP, and therefore have limits in their usefulness to investors. Because of the non-standardized definitions, these measures may not be comparable to the calculation of similar measures of other companies and are presented solely to provide investors with useful information to more fully understand how management assesses performance. These measures are not, and should not be viewed as, a substitute for their most directly comparable GAAP measures. Reconciliation of non-GAAP financial measures and the most directly comparable GAAP financial measures are included in the tables accompanying this press release. Industry and Market Data This presentation includes market data and other statistical information from sources believed to be reliable, including independent industry publications, governmental publications or other published independent sources. Although AST SpaceMobile believes these sources are reliable, we have not independently verified the information and cannot guarantee its accuracy and completeness. Trademarks and Trade Names AST SpaceMobile owns or has rights to various trademarks, service marks and trade names that they use in connection with the operation of their respective businesses. This presentation also contains trademarks, service marks and trade names of third parties, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names or products in this presentation is not intended to, and does not imply, a relationship with AST SpaceMobile, or an endorsement or sponsorship by or of AST SpaceMobile. Solely for convenience, the trademarks, service marks and trade names referred to in this presentation may appear without the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that AST SpaceMobile will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names.

SPACE-BASED CELLULAR BROADBAND NETWORK BUILDING THE FIRST AND ONLY

KEY HIGHLIGHTS

AST SpaceMobile

- Network deployment targeting approximately 45 BlueBird satellites in orbit during 2026, supported by our manufacturing cadence and agreements with multiple launch providers, including Blue Origin, SpaceX, and others
- On track to achieve full year 2026 revenue guidance of $150.0 million to $200.0 million, primarily driven by mobile network partners and the U.S. Government
- Continued momentum of network deployment and commercialization efforts across partner ecosystem ahead of scaled commercial service activation, beginning with scaled ground integration efforts in the United States, Canada, United Kingdom, India, Brazil, Spain, Germany, France, Romania, Saudi Arabia, Japan, New Zealand, the Philippines, Cote d'Ivoire, Kenya, Nigeria, and Senegal, targeting a combined population of 2.9 billion people
- Company has the key assets – intellectual property, partnerships, balance sheet cash, access to shared MNO and MSS spectrum, over 500,000 square feet of manufacturing and operations space globally – to build and launch over 100 BlueBird satellites to enable global coverage of SpaceMobile Service
- New record achieved with 98.9 Mbps peak data speeds from in-orbit Block 1 BlueBird satellite directly to an unmodified smartphone over international waters
- Robust balance sheet with approximately $3.5 billion in cash, cash equivalents, and restricted cash as of March 31, 2026

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NETWORK DEPLOYMENT TARGETING APPROXIMATELY 45 BLUEBIRD SATELLITES IN ORBIT DURING 2026, SUPPORTED BY OUR MANUFACTURING CADENCE AND AGREEMENTS WITH MULTIPLE LAUNCH PROVIDERS, INCLUDING BLUE ORIGIN, SPACEX, AND OTHERS

AST SpaceMobile

- BlueBird 8, BlueBird 9, and BlueBird 10 on track for delivery to Cape Canaveral and an expected orbital launch in mid-June on a Falcon 9 launch vehicle
- Vertically integrated production, supported by over 500,000 sq ft of manufacturing and operations space, is reaching scale with BlueBird 11 through BlueBird 33 in advanced stages of production and assembly and phased arrays completed through BlueBird 28
- BlueBird 6 continues to operate as expected following successful deployment of the largest-ever phased array in low Earth orbit

BLUEBIRD 8, BLUEBIRD 9, AND BLUEBIRD 10 ORBITAL LAUNCH EXPECTED IN MID-JUNE


AST
SpaceMobile







ADVANCED STAGES OF PHASED ARRAY ASSEMBLY IN TEXAS

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6 Scaling ground network integration efforts AS PART OF NETWORK DEPLOYMENT United States Population: 344M Germany Population: 83M Saudi Arabia Population: 38M Nigeria Population: 238M Canada Population: 39M Romania Population: 19M Japan Population: 121M Cote d’Ivoire Population: 30M United Kingdom Population: 68M France Population: 65M India Population: 1,464M Senegal Population: 19M Spain Population: 47M Brazil Population: 219M Kenya Population: 58M New Zealand Population: 5M The Philippines Population: 122M Population data from GSMA (as of Q1 2026) ONGOING GROUND NETWORK INTEGRATION POPULATION REACH OF 2.9 BILLION PEOPLE

98.9 Mbps NEW RECORD HIGH – PEAK DATA SPEEDS OF 98.9 MBPS ON BLOCK 1 SATELLITE Speed test conducted in May 2026

FCC grant of Supplemental Coverage from Space authorizes provision of commercial SpaceMobile Service in the United States for direct-to-device broadband connectivity leveraging a network of up to 248 satellites Commercial partner ecosystem continues to expand through agreements with Telus in Canada in additional to existing partner Bell Canada and Axian Telecom in Africa, in addition to existing partners Vodacom, Orange and MTN – totaling nearly 60 global mobile network operator partners who cover over 3 billion subscribers Continued momentum of network deployment and commercialization efforts across partner ecosystem ahead of scaled commercial service activation Potential coverage Nearly 60 MNO partners with over 3 billion subscribers globally

Won three new awards since March 2026 with the U.S. Government, through prime contractors, as a result of successful on-orbit milestone activities First quarter revenue was $14.7 million, consistent with plans for quarterly revenue ramp during 2026 Approximately half of the full year 2026 revenue guidance is expected to be achieved from existing contracted revenue backlog On track to achieve full year 2026 revenue guidance of $150.0 million to $200.0 million, primarily driven by mobile network partners and the U.S. Government BlueBird 6 continues to operate as expected following successful deployment of the largest-ever phased array in low Earth orbit

IN ADVANCED STAGES OF PRODUCTION AND ASSEMBLY THROUGH BLUEBIRD 33, WITH PHASED ARRAYS COMPLETED THROUGH BLUEBIRD 28

ADDITIONAL SITE EXPANSION AT MIDLAND CAMPUS Dedicated micron production facility in Texas is now fully operational, with capacity to support over 10 satellites’ worth of microns per month Innovative technology backed by shared MNO spectrum, controlled MSS spectrum, and IP with approximately 3,900 patent and patent pending claims Robust balance sheet with approximately $3.5 billion in cash, cash equivalents, and restricted cash as of March 31, 2026  DEDICATED MICRON PRODUCTION FACILITY NOW FULLY OPERATIONAL Company has the key assets – intellectual property, partnerships, balance sheet cash, access to shared MNO and MSS spectrum, over 500,000 square feet of manufacturing and operations space globally – to build and launch over 100 BlueBird satellites to enable global coverage of SpaceMobile Service

ABILITY TO DEPLOY MORE MICRONS TO ORBIT, FASTER AND CHEAPER, ON LARGER ARRAYS THAN ANY SATELLITE MANUFACTURER IN HISTORY

AST SpaceMobile

200+ microns	Used to form a phased array for one Block 2 BlueBird satellite
650+ microns	On orbit today, growing to 10,000 microns with the successful deployment of approximately 45 satellites by year-end 2026
Purpose-built	BlueBirds are designed for D2D from inception, increasing on-orbit redundancy and resilience while enabling efficient manufacturing scale
Largest in LEO[1]	~2,400 sq. ft. in size enables digital beamforming across multiple different frequencies
End result	Enabling true space-based cellular broadband, not just basic texting

AST's differentiated satellite technology begins with its microns. Microns are the ~9 sq. ft. modular building blocks of the BlueBird satellites, comprised of many antennas roughly the size of small satellites in orbit today


AST SpaceMobile
AST SpaceMobile
Human
~6 feet tall
Micron
~9 sq. ft.
Car
~100 sq. ft.
Block 1 satellite
~700 sq. ft.
Block 2 satellite
~2,400 sq. ft.

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[1] Largest commercial communications array ever deployed in low Earth orbit (LEO)

1,150 MHz low and mid-band tunable MNO spectrum globally 45 MHz of MSS mid band spectrum access in North America 60 MHz of AST SpaceMobile-licensed S-band spectrum priority rights globally Allocated spectrum of 50+ MNO partners 80+ MHz of spectrum in the U.S. for satellite and terrestrial usage Comprehensive Global Spectrum Strategy with Shared MNO Frequencies and Controlled MSS Frequencies

Note: Plans for expected satellite(s) ready to ship as of May 11, 2026. The timing of shipment of the Block 2 BlueBird satellites are contingent on a number of factors including satisfactory and timely completion of the assembly and testing of the Block 2 BlueBird satellites, regulatory approvals for the shipment, many of which are beyond our control. Launch # 1 2 3 4 5 6 7 8 9 10 11 12 13 Microns For Phased Array Completed         Satellite(s) Ready to Ship    Satellite Completion Date Sep 2025 (BB6) Dec 2025 (BB7) May 2026 (BB8-10) Jun 2026 Jul 2026 Jul 2026 Aug 2026 Sep 2026 Oct 2026 Nov 2026 Dec 2026 Jan 2027 Feb 2027 target of approximately 45 satellites in orbit DURING 2026 Approximately 45 satellites

$M Non-GAAP. See appendix for a reconciliation. Adjusted operating expenses is equal to total operating expense adjusted to exclude depreciation and amortization and stock based-compensation expense. Depreciation and amortization for the three months ended March 31, 2026 and December 31, 2025 was $17.6 million and $15.7 million, respectively. Stock-based compensation for the three months ended March 31, 2026 and December 31, 2025 consisted of $39.2 million and $10.4 million of engineering services costs, $15.9 million and $4.3 million of general and administrative costs, and $0.3 million and $0.5 million of cost of revenues, respectively. Non-GAAP. See appendix for a reconciliation. Adjusted operating expenses, excluding Adjusted cost of revenues is equal to total operating expense adjusted to exclude depreciation and amortization expense, stock based-compensation expense, and Adjusted cost of revenues. Adjusted operating expenses in Q1 2026 and Q4 2025 included cost of revenue related to our products and services revenue during the quarter. If you further adjust for these costs, our Adjusted operating expenses, excluding Adjusted cost of revenues were closer to $79.8 million during Q1 2026 and $66.8 million during Q4 2025, respectively. Gross property and equipment as of March 31, 2026, December 31, 2025, and March 31, 2025 was approximately $1,829.3 million, $1,572.5 million, and $584.1 million, respectively. Accumulated depreciation and amortization as of March 31, 2026, December 31, 2025, and March 31, 2025 was approximately $191.0 million, $173.7 million, and $133.3 million, respectively. Cash Position as of March 31, 2026 and December 31, 2025 includes $429.3 million and $444.3 million of restricted cash, respectively. Adj. Operating Expenses1 Capital Expenditures3 Liquidity4 $M $B $66.82 $79.82 $28.9 OPERATING AND CAPITAL METRICS

RECONCILIATION TO NON-GAAP MEASURES Adj. operating expenses - 3 months ended Stock-based compensation for the three months ended March 31, 2026, December 31, 2025, and March 31, 2025 consisted of $39.2 million, $10.4 million, and $4.0 million of engineering services costs, $15.9 million, $4.3 million, and $3.8 million of general and administrative costs, and $0.3 million, $0.5 million, and $0.0 million of cost of revenues, respectively. Adjusted cost of revenues is equal to cost of revenues adjusted to exclude stock based-compensation expense. ($ in thousands)  Mar 31, ‘26 Dec 31, ‘25 Mar 31, ‘25 Cost of revenues (exclusive of items shown below) 11,649 29,413 - Engineering services costs 84,097 46,164 27,204 General and administrative costs 43,657 26,231 18,384 Research and development costs 7,129 9,057 7,135 Depreciation and amortization 17,615 15,717 10,958 Total operating expenses 164,147 126,582 63,681 Less: Depreciation and amortization (17,615) (15,717) (10,958) Less: Stock-based compensation expense 1 (55,353) (15,152) (7,826) Total adj. operating expenses 91,179 95,713 44,897 Less: Adjusted cost of revenues2 (11,383) (28,954) - Total adj. operating expenses, excluding Adjusted cost of revenues 79,796 66,759 44,897